SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2011

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of Principal Executive Office)	(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

C. R. Bard, Inc. (the “Company”) announced that on June 8, 2011, the U.S. Court of Appeals for the Eighth Circuit (the “Court of Appeals”), in a re-hearing of the plaintiff’s previous appeal, affirmed the decision of the District Court in the previously-disclosed class action lawsuit entitled St. Francis Medical Center, et al. v. C. R. Bard, Inc. et al. (Civil Action No. 1:07-cv-00031, United States District Court, Eastern District of Missouri, Southeastern Division). In September 2009, the District Court granted the Company’s summary judgment motion and dismissed with prejudice all counts brought against the Company in this action. St. Francis Medical Center may request that the Court of Appeals re-hear its appeal and/or may request a review of the decision by the U.S. Supreme Court.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.
(Registrant)

Date: June 10, 2011	/s/ Todd C. Schermerhorn
Todd C. Schermerhorn
Senior Vice President and Chief Financial Officer